            AMENDMENT NO. 1 TO LOAN, GUARANTY AND SECURITY AGREEMENT


              This AMENDMENT NO. 1 (the "Amendment") is dated as of July 16, 1999 and entered into by and among Riddell Sports Inc., a Delaware corporation (the "Parent Guarantor"), each of Riddell, Inc., an Illinois corporation, All American Sports Corporation, a Delaware corporation, Varsity Spirit Corporation, a Tennessee corporation, and Varsity Spirit Fashions & Supplies, Inc., a Minnesota corporation, (collectively, the "Borrower"), each of the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), each of Bank of America National Trust and Savings Association and American National Bank and Trust Company of Chicago (collectively, the "Lenders") and Bank of America National Trust and Savings Association, as agent (the "Agent").

                                    RECITALS

              WHEREAS, the parties hereto entered into the Loan, Guaranty and Security Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of April 20, 1999. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement;

              WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as set forth below; and

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


                                    Article I

                       AMENDMENTS TO THE CREDIT AGREEMENT

              1.01  Amendments to Section 9.25 of the Credit Agreement. Section
9.25 of the Credit Agreement is hereby amended by deleting the amount "$25,700,000" as it appears in the sixth line from the bottom of said Section and inserting the amount "$35,700,000" in lieu thereof.

              1.02 Amendment to Section 9.28. Section 9.28 of the Credit Agreement is hereby amended by deleting the number "90" therefrom and inserting the number "120" in lieu thereof.

              1.03 Amendment to Schedule 8.3. Schedule 8.3 to the Credit Agreement is hereby amended by deleting, in each place it appears, the number "90" referred to therein and inserting the number "120" in lieu thereof.

                                   Article II

                           EFFECTIVENESS OF AMENDMENTS

              This Amendment shall become effective on the opening of business in New York on the Business Day on which the Agent notifies the Borrower that it has executed a counterpart signature page of this Amendment, and has received executed counterpart signature pages of this Amendment from the Borrower, the Parent Guarantor, the Subsidiary Guarantors and the Lenders.

                                   Article III

                                  MISCELLANEOUS

              3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents. This Amendment is limited to the precise terms hereof and shall not operate as a present or future waiver of any similar or other provisions of the Credit Agreement not expressly provided for herein, nor shall this Amendment prevent the Agent or the Lenders from exercising any other right, power, remedy or privilege pursuant to the Credit Agreement.

              3.02 No Default or Event of Default. On the date of effectiveness of the amendments herein, the Parent Guarantor, the Subsidiary Guarantors and the Borrower shall be deemed to have certified to the Lenders and the Agent that, after giving effect to the amendments contained herein, on such date no Default or Event of Default is in existence, and all of their representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

              3.03 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

              3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

              3.06 Guarantor Consent. Without affecting in any way the provisions of the Guarantee pursuant to which each of the Guarantors waives its right to consent to changes in the Loan Documents and agrees that its obligations under the Guarantee remain in full force and effect notwithstanding any such change, by its signature below, each Guarantor hereby consents to the amendments provided for herein and agrees that the Guarantee is and remains in full force and effect and applies to the Credit Agreement and the other Loan Documents as amended hereby.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

              IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                   "PARENT GUARANTOR"

                                   Riddell Sports Inc.


                                   By:  /s/ Riddel Sports Inc.
                                       ------------------------------------
                                   Title:


                                   "BORROWERS"

                                   Riddell, Inc.


                                   By: /s/ Riddell, Inc.
                                       -------------------------------------
                                   Title:


                                   All American Sports Corporation


                                   By:  /s/ All American Sports Corporation
                                       ------------------------------------
                                   Title:


                                   Varsity Spirit Fashions & Supplies, Inc.


                                   By:  /s/ Varsity Spirit Fashions & Supplies,
                                            Inc.
                                       ------------------------------------
                                   Title:


                                   Varsity Spirit Corporation


                                   By:  /s/ Varsity Spirit Corporation
                                       ------------------------------------
                                   Title:


                                   "SUBSIDIARY GUARANTORS"

                                   Equilink Licensing Corp.


                                   By:  /s/ Equilink Licensing Corp.
                                       ------------------------------------
                                   Title:

                                   MacMark Corporation


                                   By:  /s/ MacMark Corporation
                                       ------------------------------------
                                   Title:

                                   RHC Licensing Corp.


                                   By:  /s/ RHC Licensing Corp.
                                       ------------------------------------
                                   Title:

                                   Ridmark Corporation


                                   By:  /s/ Ridmark Corporation
                                       ------------------------------------
                                   Title:

                                   Proacq. Corp.


                                   By:  /s/ Proacq. Corp.
                                       ------------------------------------
                                   Title:

                                   Varsity USA, Inc.


                                   By:  /s/ Varsity USA, Inc.
                                       ------------------------------------
                                   Title:

                                   Varsity/Intropa Tours, Inc.


                                   By: /s/ Varsity/Intropa Tours, Inc.
                                       ------------------------------------
                                   Title:

                                   International Logos, Inc.


                                   By: /s/ International Logos, Inc.
                                       ------------------------------------
                                   Title:

                                   "LENDERS"


                                   By:
                                       ------------------------------------
                                   Title:

                                    Bank of America National Trust and Savings
                                             Association, as a Lender


                                    By: /s/ Bank of America National Trust and
                                            Savings Association
                                       ------------------------------------
                                    Title:   Vice President


                                    American National Bank and Trust Company of
                                             Chicago


                                    By: /s/ American National Bank and Trust
                                            Company of Chicago
                                       ------------------------------------
                                    Title:


                                    "AGENT"

                                    Bank of America National Trust and Savings
                                             Association, as the Agent


                                    By: /s/ Bank of America National Trust and
                                           Savings Association
                                       ------------------------------------
                                    Title:   Vice President

           AMENDMENT NO. 2 TO LOAN, GUARANTY AND SECURITY AGREEMENT


              This AMENDMENT NO. 2 (the "Amendment") is dated as of January 1, 2000 and entered into by and among Riddell Sports Inc., a Delaware corporation (the "Parent Guarantor"), each of Riddell, Inc., an Illinois corporation, All American Sports Corporation, a Delaware corporation, Varsity Spirit Corporation, a Tennessee corporation, and Varsity Spirit Fashions & Supplies, Inc., a Minnesota corporation, (collectively, the "Borrower"), each of the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), each of Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association) and American National Bank and Trust Company of Chicago (collectively, the "Lenders") and Bank of America, N.A., as agent (the "Agent").

                                    RECITALS

              WHEREAS, the parties hereto entered into the Loan, Guaranty and Security Agreement (amended by Amendment No. 1 thereto, and as further amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of April 20, 1999. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement;

              WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as set forth below; and

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    Article I

                       AMENDMENTS TO THE CREDIT AGREEMENT

              1.01 Amendments to Definition of Availability. Clause (a) of the definition of Availability is hereby amended by adding the following Clause (G) thereto after "(F) Seasonal Overadvance" and before "; provided":

              , or (G) in lieu of and without duplication with any Seasonal Overadvance, during the period from January 1, 2000 to March 31, 2000 only, the "Winter 2000 Overadvance Availability" (for the purposes of this Agreement, "Winter 2000 Overadvance Availability" means (a) the lesser of (i) $5,000,000 or (ii) 30% of the outstanding amounts due to the Borrower in respect of Accounts created in the ordinary course of the

              Borrower's business that are not Eligible Accounts, minus (b) the net proceeds of the rights offering described in the Parent Guarantor's press release dated December 14, 1999 or any similar offering of equity interests by the Parent Guarantor or the Borrower remaining after deduction for expenses incurred in connection with any such offering and deduction for amounts to be expended during the first calendar quarter of 2000 for the Borrower's "Internet venture" previously described to the Lenders (which net proceeds the Parent Guarantor and the Borrower hereby agree to use to prepay the Loans based on Availability by use of the Winter 2000 Overadvance Availability in the amount of such net proceeds); provided, however that in no event shall the Winter 2000 Overadvance Availability exist or otherwise be in effect once any Seasonal Overadvance Availability has been utilized on or after March 15, 2000 or otherwise after March 31, 2000).

              1.02 Amendment to Article 3. Article 3 of the Credit Agreement is hereby amended by adding thereto the following Section 3.9:


               3.9 Winter 2000 Overadvance Availability. The Borrower agrees to pay to the Agent, for the ratable account of the Lenders, on the date that the Borrower executes Amendment No. 2 to this Agreement a fee of $25,000, and on the date that the Borrower's use of Availability based on the Winter 2000 Overadvance Availability exceeds $1,000,000, an additional fee of $25,000 (making for a total fee under such circumstances of $50,000), which fees shall be non-refundable and fully earned on each such payment date.

              1.03 Amendment to Section 9.23. Section 9.23 of the Credit Agreement is hereby amended by deleting the number of "$2,250,000" opposite "12/31/99" and inserting in lieu thereof the number "$3,000,000".

                                   Article II

                           EFFECTIVENESS OF AMENDMENTS

                  This Amendment shall become effective on the opening of business in New York on the Business Day on which the Agent notifies the Borrower that it has executed a counterpart signature page of this Amendment, and has received executed counterpart signature pages of this Amendment from the Borrower, the Parent Guarantor, the Subsidiary Guarantors and the Lenders.

                                   Article III

                                  MISCELLANEOUS

              3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.


              (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

              (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents. This Amendment is limited to the precise terms hereof and shall not operate as a present or future waiver of any similar or other provisions of the Credit Agreement not expressly provided for herein, nor shall this Amendment prevent the Agent or the Lenders from exercising any other right, power, remedy or privilege pursuant to the Credit Agreement.

              3.02 No Default or Event of Default. On the date of effectiveness of the amendments herein, the Parent Guarantor, the Subsidiary Guarantors and the Borrower shall be deemed to have certified to the Lenders and the Agent that, after giving effect to the amendments contained herein, on such date no Default or Event of Default is in existence, and all of their representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

              3.03 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

              3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

              3.06 Guarantor Consent. Without affecting in any way the provisions of the Guarantee pursuant to which each of the Guarantors waives its right to consent to changes in the Loan Documents and agrees that its obligations under the Guarantee remain in full force and effect notwithstanding any such change, by its signature below, each Guarantor hereby consents to the amendments provided for herein and agrees that the Guarantee is and remains in full force and effect and applies to the Credit Agreement and the other Loan Documents as amended hereby.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                               "PARENT GUARANTOR"

                               Riddell Sports Inc.


                               By: /s/ Riddell Sports Inc.
                                  ---------------------------------------------
                               Title:


                               "BORROWERS"

                               Riddell, Inc.


                               By: /s/ Riddell, Inc.
                                  ---------------------------------------------
                               Title:


                               All American Sports Corporation

                               By:  /s/ All American Sports Corporation
                                  ---------------------------------------------
                               Title:


                               Varsity Spirit Fashions & Supplies, Inc.


                               By: /s/ Varsity Spirit Fashions & Supplies, Inc.
                                  ---------------------------------------------
                               Title:


                               Varsity Spirit Corporation

                               By: /s/ Varsity Spirit Corporation
                                  ---------------------------------------------
                               Title:

                               "SUBSIDIARY GUARANTORS"

                               Equilink Licensing Corp.


                               By: /s/ Equilink Licensing Corp.
                                  ---------------------------------------------
                               Title:


                               MacMark Corporation


                               By:  /s/ MacMark Corporation
                                  ---------------------------------------------
                               Title:


                               RHC Licensing Corp.


                               By:  /s/ RHC Licensing Corp.
                                  ---------------------------------------------
                               Title:


                               Ridmark Corporation


                               By:  /s/ Ridmark Corporation
                                  ---------------------------------------------
                               Title:


                               Proacq. Corp.


                               By:  /s/ Proacq. Corp.
                                  ---------------------------------------------
                               Title:


                               Varsity USA, Inc.


                               By:  /s/ Varsity USA, Inc.
                                  ---------------------------------------------
                               Title:

                               Varsity/Intropa Tours, Inc.


                               By:  /s/ Varsity/Intropa Tours, Inc.
                                  ---------------------------------------------
                               Title:


                               International Logos, Inc.


                               By:  /s/ International Logos, Inc.
                                  ---------------------------------------------
                               Title:



                               "LENDERS"


                               Bank of America, N.A. (f/k/a Bank of America
                               National Trust and Savings Association), as a Lender


                               By:  /s/ Bank of America, N.A.
                                  ---------------------------------------------
                               Title: Vice President

                               American National Bank and Trust Company of
                               Chicago, as a Lender


                               By:  /s/ American National Bank and Trust
                                         Company of Chicago
                                  ---------------------------------------------
                               Title:


                               "AGENT"

                               Bank of America, N.A. (f/k/a Bank of America
                               National Trust and Savings Association), as the Agent

                               By:  /s/ Bank of America, N.A.
                                   --------------------------------------------
                               Title: Vice President